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UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, DC  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-3486

Mosaic Tax-Free Trust
(Exact name of registrant as specified in charter)

550 Science Drive, Madison, WI  53711
(Address of principal executive offices)(Zip code)

W. Richard Mason
Madison/Mosaic Legal and Compliance Department
8777 N. Gainey Center Drive, Suite 220
Scottsdale, AZ  85258
(Name and address of agent for service)

Registrant's telephone number, including area code:  608-274-0300

Date of fiscal year end:  September 30

Date of reporting period:  March 31, 2004

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).  The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspoection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public.  A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number.  Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC  20549-0609.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. s 3507.

Item 1.  Report to Shareholders.

Semi-Annual Report (unaudited)

March 31, 2004

Mosaic Income Trust

Mosaic Arizona Tax-Free Fund

Mosaic Missouri Tax-Free Fund

Mosaic Virginia Tax-Free Fund

Mosaic Tax-Free National Fund

Mosaic Funds
www.mosaicfunds.com

Letter to Shareholders

The semi-annual period ended March 31, 2004 produced positive returns for investors in the funds in Mosaic Tax-Free Trust. Total returns for tax-free bond funds are a function of two factors: the value of the underlying bonds and the yield on those bonds. The value of the bonds is a function of the interest rate environment. When rates drop, the value of bonds rises; when rates rise, the value of existing bonds falls. The yield on the 10-Year Treasury is a commonly used barometer for intermediate bond rates (although municipal bonds do not precisely track this benchmark). The 10-Year Treasury began the six-month period at 3.94%, remained well above 4.00% for most of the period, and then dipped in March to a low of 3.68%, before ending the period at 3.84%. In short, we saw a slight decrease in rates over the period. Combined with the income from the bonds, this spelled the following six-month returns: 1.92% for Tax-Free Arizona; 2.38% for Tax-Free Missouri; 2.22% for Tax-Free Virginia; and 1.65% for Tax-Free National.

Over the same period, the Lipper General Municipal Debt Index was up 2.94%. The Lehman Municipal Index, which provides a fee-free benchmark for the industry, was up 3.12% for the six months. While positive, these returns were considerably lower than many of the preceding periods, which were characterized by a deep bear market in stocks and steadily dropping interest rates. More recently, there has been a broadening recognition of economic recovery, which is expected to produce higher interest rates. As a result, we have positioned all the funds in Tax-Free Trust with a shorter duration than their benchmark; a stance which was not additive over the past six months, but which will help relative performance in a rising rate environment. However, we recognize that most investors in municipal bonds seek tax-free yield, and we continue to make this a major component of our strategy. Should interest rates make a major move upward, we would likely see a short-term decrease in the total return for these funds. Keep in mind that this is simply part of the normal cycle within the bond market, and our total return since inception includes other such periods.

Economic Overview

As we entered the final quarter of 2003, there were signs that the economy and equity market had finally made a turn. The economic expansion put upward pressure on interest rates, which was counterbalanced by the Federal Reserve’s conviction that they could hold interest rates at low levels for a considerable time. One aspect of this low-rate environment was fear of deflation–a general drop in prices. The Federal Reserve Board had commented on this possibility earlier in 2003, and only over the course of the year changed its assessment from a deflationary tilt to a more balanced risk. Another factor was the stubbornly low employment statistics, which continued to disappoint through the entire six-month period ending March 31, 2004.

On the other hand, there was growing evidence that economic activity had entered a strong and sustainable recovery. The monetary and fiscal stimulus seemed to be gaining traction, as the third quarter 2003 GDP came in at an 8% annual rate, and the fourth quarter 2003 near 5%. Growth was broad-based, with advancing capital spending, improving inventory stockpiles, strong housing, and stable consumer expenditures.

As we completed the first quarter of 2004, the contrary forces on interest rates were again at a deadlock, with rates drifting upwards for most of the quarter, but finishing slightly lower than they were at the beginning of the year. Once again, the story was Federal Reserve resolve and weak employment figures. Heavy buying of U.S. debt securities by foreign investors was another factor that helped mask underlying economic strength.

Outlook

We are of the belief that the low rates that characterized this period were not supported by economic fundamentals. We believe that it is just a matter of time, and a few good employment numbers, before rates resume their cyclical rise. This will be temporary bad news for most municipal bond holders, as valuations will be under pressure in this scenario. However, with time, higher yielding notes are likely to become available and in such an environment, investors will see their tax-free income increase towards levels that are closer to historic norms.

ARIZONA FUND

The State of Arizona continues to enjoy a strong, well-diversified service and tourism based economy. The State does not have a credit rating because it does not issue general obligation bonds. The Fund had a total return of 1.92% for the six-month period and the 30-day SEC yield was 2.49% as of March 31, 2004. The Mosaic Tax-Free Arizona Fund underperformed the Lipper General Municipal Debt Index, which advanced 2.94%, and the Lehman Municipal Index, which advanced 3.12%, largely due to its maintenance of a shorter average maturity throughout the six-month period. This defensive positioning was done in anticipation of increasing interest rates. We continue to believe that the risks of higher interest rates over the near term outweigh the benefits of extending maturities and therefore maintain a shorter duration posture. At period end, the Lehman Index’s duration was 7.84 years, while the duration of the portfolio was 5.83 years. The average credit quality remained at AA. Purchases during the period included Arizona State Transportation Board revenue bonds. Arizona ranked seventh in the country in terms of issuance on a year-to-date basis.

MISSOURI FUND

The State of Missouri has a broad-based and diversified economy that is service-sector oriented. The State’s general obligation bonds are rated AAA. The Fund had a total return of 2.38% for the annual period and the 30-day SEC yield was 2.44% as of March 31, 2004. The Mosaic Tax-Free Missouri Fund underperformed the Lipper General Municipal Debt Index, which advanced 2.94%, and the Lehman Municipal Index, which advanced 3.12% due largely to its maintenance of a shorter average maturity throughout the six-month period. This defensive positioning was done in anticipation of increasing interest rates. We continue to believe that the risks of higher interest rates over the near term outweigh the benefits of extending maturities and therefore maintain a shorter duration posture. At period end, the Lehman Index’s duration was 7.84 years, while the duration of the portfolio was 6.76 years. The average credit quality was maintained at AA. Purchases during the period included Platte County Industrial Development Authority. Missouri ranked 33rd in the country in terms of issuance on a year-to-date basis.

VIRGINIA FUND

The Commonwealth of Virginia maintains an AAA general obligation bond rating based on a well-diversified economy that emphasizes services and government. The Fund had a total return of 2.22% for the six-month period and the 30-day SEC yield was 2.65% as of March 31, 2004. The Mosaic Tax-Free Virginia Fund underperformed the Lipper General Municipal Bond Index, which advanced 2.94%, and the Lehman Municipal Index, which advanced 3.12%, largely due to its maintenance of a shorter average maturity throughout the six-month period. This defensive positioning was done in anticipation of increasing interest rates. We continue to believe that the risks of higher interest rates over the near term outweigh the benefits of extending maturities and therefore maintain a shorter duration posture. At period end, the Lehman Index’s duration was 7.84 years, while the duration of the portfolio was 6.85 years. The average credit quality was maintained at AA. Purchases during the period included Greater Richmond Convention Center Expansion revenue bonds. Virginia ranked 17th in the country in terms of issuance on a year-to-date basis.

NATIONAL FUND

The National Fund had a total return of 1.65% for the six-month period and the 30-day SEC yield was 2.23% as of March 31, 2004. The Mosaic Tax-Free National Fund underperformed the Lipper General Municipal Debt Index which advanced 2.94%, and the Lehman Municipal Index, which was up 3.12%, largely due to its maintenance of a shorter average maturity throughout the six-month period. This defensive positioning was done in anticipation of increasing interest rates. We continue to believe that the risks of higher interest rates over the near term outweigh the benefits of extending maturities and therefore maintain a shorter duration posture than the Index. At period end, the Lehman Index’s duration was 7.84 years, while the duration of the portfolio was 6.50 years. The average credit quality was maintained at AA. Purchases made during the period included University of Iowa for the Pomerantz Center and Hampton Virginia Museum revenue bonds. The United States and its territories have issued $85.4 billion in muni bonds year-to-date through the end of March which represents a .2% decrease in volume over the same period last year.

Sincerely,

(signature)

Michael J. Peters, CFA
Vice President

Arizona Fund - Portfolio of Investments (unaudited)
Credit Rating*			Principal Amount	Market Value
Moody’s	S&P
		LONG TERM MUNICIPAL BONDS: 98.4% of net assets
		EDUCATION: 29.4%
Aa3	AA	Maricopa County Unified School District #210 (Phoenix), 5.375%, 7/1/13	$400,000	$438,792
Aaa	AAA	Maricopa County Unified School District #41 (Gilbert), 5.8%, 7/1/14	250,000	298,395
Baa2	nr	Maricopa County, Unified School District #090 Saddle Mountain, 5%, 7/1/14	75,000	78,711
Aaa	AAA	Mohave County Elementary School District #16 (Mohave Valley) (MBIA Insured), 5.375%, 7/1/13	100,000	111,497
Aaa	AAA	Mohave County Elementary School District #1 (Lake Havasu) (FGIC Insured), 5.9%, 7/1/15#	200,000	221,702
Aaa	AAA	Pima County Unified School District #10 (Amphitheater), (FGIC Insured), 5.1%, 7/1/11	190,000	215,107
Aaa	AAA	Pima County, Arizona School District, (MBIA Insured), 5%, 7/1/09	125,000	136,094
Aaa	AAA	University of Arizona, (AMBAC Insured) 5%, 6/1/17	125,000	135,429
Aaa	AAA	University of Arizona Board of Regents, (FGIC Insured) 5.8%, 6/1/24	275,000	311,404
		GENERAL OBLIGATION: 12.1%
Baa1	A-	Puerto Rico Commonwealth, 6.5%, 7/1/14	320,000	395,456
Aaa	AAA	Scottsdale Preserve Authority Excise Tax Revenue (FGIC Insured), 5.625%, 7/1/22#	125,000	133,301
Aa2	AA	Tucson Recreational Facility Improvements, 5.25%, 7/1/19	250,000	270,265

		HOSPITAL: 6.7%
Aaa	AAA	Arizona Health Facilities Authority, Hospital Revenue (Phoenix Baptist Hospital) (MBIA Insured), 6.25%, 9/1/11#	155,000	166,366
Aaa	AAA	Pima County Industrial Development Authority Revenue (Refunding Bonds), 5.625%, 4/1/14	250,000	277,697
		HOUSING: 3.7%
nr	AA	Maricopa County Industrial Development Authority, Multifamily Housing Revenue, (Pines at Camelback Apartments), 5.45%, 5/1/28	150,000	150,009
Aaa	nr	Maricopa County Industrial Development Authority, Single Family Mortgage Revenue, 4.3%, 12/1/06	90,000	93,265
		INDUSTRIAL DEVELOPMENT: 1.7%
Aaa	AAA	Phoenix Civic Improvement Corp. Excise Tax, 4.5%, 7/1/08	100,000	109,342
		LEASING AND OTHER FACILITIES: 23.0%
Aaa	AAA	Arizona Board of Regents Certificate Participation, (AMBAC Insured), 5.5%, 6/1/13	320,000	366,064
Baa1	nr	Arizona Tourism & Sports Authority Tax Revenue Bond, 5%, 7/1/16	100,000	103,662
A1	A	Greater Arizona Development Authority Infrastructure Revenue Bond, 4.85%, 8/1/20	300,000	308,364
Aaa	nr	Maricopa County Public Corp. Lease Revenue Bond, (AMBAC Insured), 5.5%, 7/1/10	280,000	323,509
Aaa	nr	Maricopa County Stadium Revenue Bond, (AMBAC Insured), 5.25%, 6/1/12	250,000	285,558
Aaa	AAA	Rio Nuevo Multipurpose Facilities, Certificate Participation, (FGIC Insured), 4.5%, 7/1/08	125,000	136,677
		TRANSPORTATION: 13.2%
Aa3	AA-	Arizona Transportation Board, Grant Antic, 5%, 7/1/13	135,000	152,568
Aaa	AAA	Flagstaff Street and Highway User Revenue, Junior Lien (FGIC Insured), 5.9%, 7/1/10	500,000	589,080
Aaa	AAA	Mesa Street and Highway Revenue Bond, (FSA Insured), 4%, 7/1/14	130,000	134,329
		WATER AND SEWER: 8.6%
nr	AA	Buckeye Water and Sewer Improvements, 5.45%, 1/1/10	235,000	264,871
Aaa	AAA	Mesa Recreational, Water and Sewer Improvements (FGIC Insured), 6.5%, 7/1/10	250,000	303,078
		TOTAL INVESTMENTS (Cost $5,966,818)		$6,510,592
		CASH AND RECEIVABLES LESS LIABILITIES: 1.6% of net assets		106,161
		NET ASSETS: 100%		$6,616,753

Missouri Fund - Portfolio of Investments (unaudited)
Credit Rating*			Principal Amount	Market Value
Moody’s	S&P
		LONG TERM MUNICIPAL BONDS: 94.2% of net assets
		EDUCATION: 30.2%
Aaa	AAA	Jackson County Reorg School District #7, Lees Summit, (FSA Insured), 5.25%, 3/1/14	$300,000	$339,513
Aa2	nr	Jefferson County School District, 6.7%, 3/1/11	200,000	238,288
Aaa	AAA	Mehlville School District R-9, Certificate Participation, (FSA Insured), 5%, 9/1/19	300,000	321,447
nr	AA+	Normandy School District General Obligation, 5.4%, 3/1/18	325,000	349,066
Aa1	AA+	North Kansas City School District, 4.25%, 3/1/16	300,000	310,569
Aa1	AA+	Platte County School District Park Hill, 5.5%, 3/1/14	300,000	327,357
Aaa	AAA	St. Louis Board of Education, 5.5%, 4/1/10	275,000	317,314
Aaa	AAA	St. Louis County Pattonville R-3 School District (FGIC Insured), 5.75%, 3/1/16	200,000	232,296
		GENERAL OBLIGATION: 14.2%
Aa2	nr	Lees Summit, 4.7%, 4/1/21	325,000	333,873
Aaa	AAA	Missouri State (Fourth State Building), 5.75%, 8/1/19	200,000	219,806
Baa1	A-	Puerto Rico Commonwealth Public Improvement, 6.5%, 7/1/14	480,000	593,184
		HOSPITAL: 1.5%
Aa2	AA+	Missouri State Certificate Participation, Rehabilitation Center, 6%, 11/1/15	115,000	122,434
		HOUSING: 7.1%
nr	AAA	St. Louis County Mortgage Revenue (AMT), 5.65%, 2/1/20#	500,000	575,620
		LEASING AND OTHER FACILITIES: 31.1%
A1	nr	Greene County Certificate Participation, 5.25%, 7/1/11	300,000	337,404
Aa3	nr	Jackson County Missouri, Public Building Corp. Leasehold Revenue, 5.1%, 11/1/12	200,000	220,372
Aaa	AAA	Missouri Development Financial Board Cultural Facilities Revenue Bond, (MBIA Insured), 5.25%, 1/1/17	350,000	386,110
Baa1	BBB+	Missouri Development Financial Board Infrastructure Facilities Revenue Bond, 4.3%, 12/1/12	225,000	228,897
Aa1	AA+	Missouri State Board Public Buildings, 4.0%, 12/1/10	75,000	80,334
Aaa	AAA	Springfield Public Building Corp. Leasehold Revenue Bond, 5.8%, 6/1/13	275,000	321,002
Aa3	nr	Springfield Public Building Corp. Leasehold Revenue Bond, 4.7%, 5/1/12	175,000	190,221
Aaa	nr	St Louis Municipal Finance Corporation, Leasehold Revenue Bond (AMBAC Insured), 5.75%, 2/15/17	300,000	346,197
Aaa	AAA	St Louis Parking Facilities Revenue (MBIA Insured), 5.375%, 12/15/21	375,000	405,709
		POLLUTION CONTROL REVENUE: 3.1%
A1	A+	St Louis Industrial Development Authority Pollution Control Revenue, 6.65%, 5/1/16	200,000	250,130
		TRANSPORTATION: 5.2%
Aa2	AA	Missouri State Highway & Transportation, Street & Road Revenue, 5.25%, 2/1/20	250,000	270,187
nr	AA	Platte County Industrial Development Authority, Zona Rosa Retail Project, 3.75%, 12/1/13	150,000	150,477
		WATER AND SEWER: 1.8%
Aaa	nr	Jefferson County Public Water Supply District Number C-1 (AMBAC Insured), 5.25%, 12/1/16	130,000	146,235
		TOTAL INVESTMENTS (Cost $6,916,502)		$7,614,042
		CASH AND RECEIVABLES LESS LIABILITIES: 5.8% of net assets		468,824
		NET ASSETS: 100%		$8,082,866

Virginia Fund - Portfolio of Investments (unaudited)
Credit Rating*			Principal Amount	Market Value
Moody’s	S&P
		LONG TERM MUNICIPAL BONDS: 98.0% of net assets
		EDUCATION: 6.9%
A2	nr	Loudoun County Industrial Development Authority, University Facilities Revenue (George Washington University), 6.25%, 5/15/22	$500,000	$502,900
nr	A	Roanoke County Industrial Development Authority, (Hollins College), 5.25%, 3/15/23	900,000	943,929
Aa2	AA	Virginia College Building Authority, Educational Facilities Revenue (Washington and Lee University), 5.75%, 1/1/14	20,000	20,509
A1	AA-	Virginia State Universities, University Revenue (Virginia Commonwealth University), 5.75%, 5/1/15	500,000	530,905
		GENERAL OBLIGATION: 25.3%
Aaa	AAA	Alexandria, 5%, 1/1/16	200,000	226,808
Aaa	AAA	Arlington County, 5%, 2/1/19	250,000	266,783
Aaa	AAA	Culpepper County, 6%, 1/15/21	500,000	592,865
A2	A	Henry County, 6%, 7/15/14	500,000	516,950
Aaa	AAA	Leesburg, (AMBAC Insured), 5.6%, 6/1/15	500,000	536,115
Aa1	AA+	Loudoun County, 5.25%, 5/1/13	750,000	855,165
Aa1	AA+	Loudoun County, 5%, 10/1/13	500,000	568,330
Aa3	AA	Lynchburg, 5.7%, 6/1/25	1,170,000	1,316,671
A1	nr	Prince George County, 4.5%, 8/1/12	400,000	433,756
Baa1	A-	Puerto Rico Commonwealth, 6.5%, 7/1/14	1,115,000	1,377,917
Aa1	AA+	Virginia Beach, 5%, 3/1/12	540,000	609,293
		HOSPITAL: 16.0%
A2	nr	Arlington County Industrial Development Authority, Hospital Facilities Revenue Bond, 5.5%, 7/1/15	1,000,000	1,085,150
Aaa	AAA	Danville Industrial Development Authority, Hospital Revenue (Danville Regional Medical Center) (FGIC Insured) (Prerefunded 10/1/04 @ 101), 6.375%, 10/1/14#	350,000	362,810
Aaa	AAA	Danville Industrial Development Authority, Hospital Revenue (Danville Regional Medical Center) (AMBAC Insured) 5%, 10/1/10	250,000	279,125
Aaa	AAA	Fredericksburg Industrial Development Authority Hospital Facilities Revenue, 5.25%, 6/15/06	800,000	875,136
Aaa	AAA	Hanover County Industrial Development Authority, Revenue Bon Secours Health System (MBIA Insured), 6%, 8/15/10	640,000	752,026
Aaa	nr	Prince William County Industrial Development Authority, Hospital Revenue, (Prerefunded 10/1/05 @ 102), 6.85%, 10/1/25#	85,000	93,871
Aaa	AAA	Roanoke Industrial Development Authority, Hospital Revenue (Carilion Health Systems) (MBIA Insured), 5.5%, 7/1/16	500,000	572,165
Aaa	AAA	Roanoke Industrial Development Authority, Hospital Revenue (Roanoke Memorial Hospitals) (MBIA Insured), 6.125%, 7/1/17	500,000	608,925
		HOUSING: 9.1%
nr	AAA	Fairfax County Redevelopment & Housing Authority, Multi-Family Housing Revenue (Castel Lani Project) (FHA Insured), 5.5%, 4/1/28	425,000	439,208
nr	A	Prince William County Industrial Development Authority, Multi-Family Housing Revenue, 5.35%, 7/01/23#	830,000	839,279
nr	AAA	Suffolk Redevelopment & Housing Authority, Multi-Family Housing Revenue, 5.6%, 2/01/33	1,250,000	1,353,875
		INDUSTRIAL DEVELOPMENT: 3.8%
Aaa	nr	Fairfax County Economic Development Authority (National Wildlife Assoc.), 5.25%, 9/1/19	1,000,000	1,091,180
		LEASING AND OTHER FACILITIES: 9.4%
Aa1	AA+	Fairfax County Economic Development Authority, Lease Revenue, 5.5%, 5/15/18	500,000	512,560
Aaa	AAA	Portsmouth Industrial Development Authority Revenue, Hotel Conference Center & Parking, 5.125%, 4/1/17	1,000,000	1,079,820
Aaa	nr	Richmond Industrial Development Authority Government Facilities, 5%, 7/15/13	1,000,000	1,131,450
		MUNICIPAL OTHER: 15.9%
A3	A-	Greater Richmond Convention Center Expansion, 5.5%, 6/15/10	$800,000	$907,416
	A	Hampton Museum Revenue, 3.25%, 1/1/10	400,000	400,612
Aaa	AAA	Southeastern Public Service Authority Revenue, 5%, 7/1/15	1,000,000	1,124,470
Aaa	AAA	Southwest Regional Jail Authority Revenue, (MBIA Insured), 4.5% 9/1/10	1,000,000	1,092,280
Aa1	AA+	Virginia State Public Building Authority, Public Facilities Revenue, 5%, 8/01/18	1,000,000	1,059,640
		TRANSPORTATION: 1.4%
Aaa	AAA	Richmond Metropolitan Authority Expressway Revenue, (FGIC Insured), 5.25%, 7/15/12	350,000	400,704
		WATER & WASTE: 10.2%
Aaa	AAA	Frederick Regional Sewer System Revenue, (AMBAC), 5%, 10/1/15	570,000	642,253
Aaa	AAA	Henry County Water & Sewer Revenue, (FSA Insured), 5.25%, 11/15/16	700,000	809,116
Aaa	AAA	Stafford County Water & Sewer Revenue, (FSA Insured), 4.5%, 6/1/11	335,000	367,810
Aaa	AAA	Upper Occoquan Sewer, Regional Sewer Revenue, (MBIA Insured), 5.15%, 7/1/20	1,000,000	1,127,360
		TOTAL INVESTMENTS (Cost $26,512,007)		$28,307,137
		CASH AND RECEIVABLES LESS LIABILITIES: 2.0% of net assets		589,093
		NET ASSETS: 100%		$28,896,230

National Fund - Portfolio of Investments (unaudited)
Credit Rating*			Principal Amount	Market Value
Moody’s	S&P
		LONG TERM MUNICIPAL BONDS: 97.8% of net assets
		ARIZONA: 8.0%
Aa3	AA-	Arizona Transportation Board, Grant Antic, 5%, 7/1/13	$100,000	$113,013
Aaa	AAA	Maricopa County Unified School District #48 Scottsdale, (FSA), 5%, 7/1/15	500,000	562,235
Aaa	AAA	Rio Nuevo Multipurpose Facilities, Certificate Participation, (FGIC Insured), 4.5%, 7/1/08	1,100,000	1,202,762
		FLORIDA: 10.6%
Aaa	nr	First Florida Government Community Revenue Bond, (AMBAC Insured), 5.5%, 7/1/16	1,000,000	1,168,300
Aaa	AAA	Palm Beach County Solid Waste Authority Revenue Bond, (AMBAC Insured), 6%, 10/1/10	1,100,000	1,303,951

		ILLINOIS: 10.4%
Aaa	nr	Grundy County School District #054, General Obligation, (AMBAC Insured), 8.35%, 12/1/07	720,000	879,797
Aaa	AAA	Regional Illinois Transportation Authority, Transit Revenue (AMBAC Insured), 7.2%, 11/1/20	300,000	390,930
Aaa	AAA	University of Illinois Certificates, Utility Infrastructure Projects (MBIA Insured), 5.75%, 8/15/09	1,000,000	1,159,360
		INDIANA: 2.7%
Aaa	AAA	Indiana Bond Bank, 5.75%, 8/1/13	550,000	630,889
		IOWA: 4.3%
Aa2	AA-	University of Iowa Facilities Corp. Revenue, Pomerantz Center, 5%, 6/1/10	900,000	1,004,202
		KANSAS: 2.5%
Aa2	AA+	Kansas State Department of Transportation, Hwy Revenue, 6.125%, 9/1/09	500,000	593,880
		MARYLAND: 3.2%
Aa1	AA+	Anne Arundel County, Solid Waste Projects (AMT), 5.5%, 9/1/16	100,000	109,032
Aaa	AAA	Baltimore Auto Parking Revenue (FGIC Insured), 5.9%, 7/1/09	75,000	87,485
Aa3	AA-	Baltimore, Port Facilities Revenue (Consolidated Coal Sales), 6.5%, 10/1/11	100,000	101,265
Aa2	AA	Frederick County, 5.1%, 12/1/17	75,000	81,914
Aaa	AAA	Maryland State, 5%, 7/15/11	50,000	56,080
Aaa	AAA	Maryland State Transportation Authority Transportation Facilities Project Revenue, 6.8%, 7/1/16#	100,000	121,803
nr	AA+	Montgomery County Revenue Authority, Lease Revenue (Human Services Headquarters), 5.6%, 8/1/14	100,000	108,818
A2	nr	Northeast Waste Disposal Authority, Solid Waste Revenue Bond, 5.8%, 7/1/04	70,000	70,697
		MASSACHUSETTS: 5.4%
Aa2	AA	Massachusetts Bay Transportation Authority, Transit Revenue, 7%, 3/1/14	1,000,000	1,262,480
		MICHIGAN: 1.9%
Aaa	AAA	Redford United School District, (AMBAC Insured), 5%, 5/1/22	410,000	447,958
		MINNESOTA: 0.6%
Aa1	AA+	Minnesota State Housing Finance Agency, Housing Revenue (Single-Family Mortgage) (AMT), 6.25%, 7/1/26	130,000	134,126
		MISSISSIPPI: 5.8%
Aaa	AAA	Harrison County Wastewater Management District, Sewer Revenue, (Wastewater Treatment Facilities) (FGIC Insured), 7.75%, 2/1/14	500,000	665,945
Aaa	AAA	Harrison County Wastewater Management District, Sewer Revenue, (Wastewater Treatment Facilities) (FGIC Insured), 8.5%, 2/1/13	500,000	686,475
		MISSOURI: 4.8%
Aa1	AA+	Missouri State Health & Educational Facilities Authority Revenue Bond, 5%, 11/1/09	1,000,000	1,133,160
		NEW JERSEY: 5.0%
Aaa	AAA	New Jersey State Transportation Transit Fund Authority, 5.5%, 12/15/17	1,000,000	1,160,370
		NORTH DAKOTA: 2.4%
Baa1	nr	Grand Forks Health Care Systems Revenue Bond, 7.125%, 8/15/24	500,000	550,565
		PENNSYLVANIA: 5.5%
Aaa	AAA	Lehigh County General Obligation (Lehigh Valley Hospital) (MBIA Insured), 7%, 7/1/16	1,000,000	1,286,890
		PUERTO RICO: 0.4%
Baa1	A-	Puerto Rico Commonwealth, 6.5%, 7/1/14	85,000	105,043
		SOUTH CAROLINA: 0.8%
Aaa	AAA	Piedmont Municipal Power Agency Electrical Revenue (FGIC Insured), 6.5%, 1/1/16#	145,000	181,006
		TEXAS: 12.2%
Aaa	AAA	Lower Colorado River Authority, Utility Revenue, (AMBAC Insured), 6.0%, 1/1/17	305,000	372,588
Aaa	AAA	North Forest Independent School District, 6%, 8/15/11	1,050,000	1,252,041
Aaa	AAA	Texas Public Building Authority, Building Revenue (MBIA Insured), 7.125%, 8/1/11#	1,000,000	1,216,850
		VIRGINIA: 8.6%
A3	nr	Fredericksburg Industrial Development Authority Hospital Facilities Revenue, 5%, 8/15/08	175,000	190,472
nr	A	Hampton Museum Revenue, 3.25%, 1/1/10	200,000	200,306
Aaa	AAA	Hanover County Industrial Development Authority Hospital (Bon Secours Health Systems) (MBIA Insured), 6%, 8/15/10	500,000	587,520
Aa1	AA+	Virginia Commonwealth Transportation Board, 4.5%, 4/1/18	1,000,000	1,033,900
		WASHINGTON: 1.5%
Aaa	AAA	King County School District #415 Kent, (FSA Insured) 5.5%, 6/1/16	300,000	347,361
		WISCONSIN: 1.2%
Aaa	AAA	Southeast Wisconsin Professional Baseball Park District, Sales Tax Revenue, (MBIA), 5.5%, 12/15/15	240,000	279,701
		TOTAL INVESTMENTS (Cost $20,981,140)		$22,841,170
		CASH AND RECEIVABLES LESS LIABILITIES: 2.2% of net assets		507,100
		NET ASSETS: 100%		$23,348,270

Notes to Portfolios of Investments:
^	Security has a variable coupon rate and/or is subject to a demand feature before final maturity. Coupon rate as of March 31, 2004.
#	Refunded or escrowed to maturity
AMBAC	American Municipal Bond Assurance Corporation
AMT	Subject to Alternative Minimum Tax
FGIC	Financial Guaranty Insurance Company
FHA	Federal Housing Administration
FSA	Federal Security Assistance
GNMA	Government National Mortgage Association
LOC	Letter of Credit
MBIA	Municipal Bond Investors Assurance Corporation
Moody’s	Moody’s Investors Service, Inc.
nr	Not rated
PSF	Permanent School Fund
S&P	Standard & Poor’s Corporation
*	Credit ratings are unaudited
+	Aggregate cost for federal income tax purposes as of March 31, 2004.

Statements of Assets and Liabilities (unaudited)
	Arizona Fund	Missouri Fund	Virginia Fund	National Fund
ASSETS
Investments, at value (Note 1)
mInvestment securities*	$6,510,592	$7,614,042	$28,307,137	$22,841,170
Cash	25,483	383,961	277,879	223,277
Interest Receivable	86,316	89,163	366,974	290,546
Total assets	6,622,391	8,087,166	28,951,990	23,354,993
LIABILITIES
Payables
mInvestment securities purchased	296,919	305,423	--	--
mDividends	5,638	4,300	7,746	6,240
mCapital shares redeemed	--	--	48,014	483
Total Liabilities	5,638	4,300	55,760	6,723
NET ASSETS (Note 5)	$6,616,753	$8,082,866	$28,896,230	$23,348,270
CAPITAL SHARES OUTSTANDING	602,778	724,946	2,411,672	2,039,219
NET ASSET VALUE PER SHARE	$m10.98	$m11.15	$m11.98	$m11.45
*INVESTMENT SECURITIES, AT COST	$5,966,818	$6,916,502	$26,512,007	$20,981,140

Statements of Operations (unaudited)

For the period ended March 31, 2004
	Arizona Fund	Missouri Fund	Virginia Fund	National Fund
INVESTMENT INCOME (Note 1)
mInterest income	$150,688	$179,680	$646,694	$512,387
EXPENSES (Notes 2 and 3)
mInvestment advisory fees	20,792	24,821	91,493	74,054
mService agreement fees	15,968	18,268	57,092	52,134
Total expenses	36,760	43,089	148,585	126,188
NET INVESTMENT INCOME	113,928	136,591	498,109	386,199
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
mNet realized gain on investments	15,487	8,274	53,145	157,174
mChange in net unrealized appreciation (depreciation) of investments	(3,259)	38,263	82,343	(150,623)
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS	12,228	46,537	135,488	6,551
TOTAL INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$126,156	$183,128	$633,597	$392,750

Statements of Changes in Net Assets

For the periods indicated
	Arizona Fund		Missouri Fund
	Period Ended March 31, 2004*	Year Ended Sept. 30, 2003	Period Ended March 31, 2004	Year Ended Sept. 30, 2003
INCREASE IN NET ASSETS RESULTING FROM OPERATIONS
Net investment income	$m113,928	$m223,924	$m136,591	$m283,043
Net realized gain (loss) on investments	15,487	(1,504)	8,274	90,168
Net unrealized appreciation (depreciation) on investments	(3,259)	(29,725)	38,263	(215,557)
Total increase in net assets resulting from operations	126,156	192,695	183,128	157,654
DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	(113,928)	(223,924)	(136,591)	(283,043)
CAPITAL SHARE TRANSACTIONS (Note 7)	(552)	(164,632)	195,567	(602,951)
TOTAL INCREASE (DECREASE) IN NET ASSETS	11,676	(195,861)	242,104	(728,340)
NET ASSETS
Beginning of period	$6,605,077	$6,800,938	$7,840,762	$8,569,102
End of period	$6,616,753	$6,605,077	$8,082,866	$7,840,762

	Virginia Fund		National Fund
	Period Ended March 31, 2004*	Year Ended Sept. 30, 2003	Period Ended March 31, 2004*	Year Ended Sept. 30, 2003
INCREASE IN NET ASSETS RESULTING FROM OPERATIONS
Net investment income	$m498,109	$1,114,430	$m386,199	$m800,531
Net realized gain on investments	53,145	322,133	157,174	232,568
Net unrealized appreciation (depreciation) of investments	82,343	(434,157)	(150,623)	(411,304)
Total increase in net assets resulting from operations	633,597	1,002,406	392,750	621,795
DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	(498,109)	(1,114,430)	(386,199)	(800,531)
From net capital gains	(332,133)	(117,232)	--	--
Total distributions	(830,242)	(1,231,662)	(386,199)	(800,531)
CAPITAL SHARE TRANSACTIONS (Note 7)	(587,994)	(170,024)	(147,403)	(606,280)
TOTAL INCREASE (DECREASE)
IN NET ASSETS	(784,639)	(399,280)	(140,852)	(785,016)
NET ASSETS
Beginning of period	$29,680,869	$30,080,149	$23,489,122	$24,274,138
End of period	$28,896,230	$29,680,869	$23,348,270	$23,489,122

*Unaudited

Financial Highlights

Selected data for a share outstanding for the periods indicated.

ARIZONA FUND
	Period Ended March 31, 2004*	Year Ended September 30,
		2003	2002	2001	2000
Net asset value, beginning of period	$10.96	$11.00	$10.63	$10.06	$10.03
Investment operations:
mNet investment income	0.19	0.38	0.39	0.42	0.45
mNet realized and unrealized gain (loss) on investments	0.02	(0.04)	0.37	0.57	0.03
Total from investment operations	0.21	0.34	0.76	0.99	0.48
mLess distributions from net investment income	(0.19)	(0.38)	(0.39)	(0.42)	(0.45)
Net asset value, end of period	$10.98	$10.96	$11.00	$10.63	$10.06
Total return (%)	1.92	3.17	7.37	10.01	4.93
Ratios and supplemental data
Net assets, end of period (in thousands)	$6,617	$6,605	$6,801	$6,883	$6,451
mRatio of expenses to average net assets (%)[1]	1.11	1.11	1.11	1.10	1.12
mRatio of net investment income to average net assets (%)[1]	3.42	3.47	3.69	4.01	4.53
mPortfolio turnover (%)	2	5	15	20	29

MISSOURI FUND
	Period Ended March 31,2004*	Year Ended September 30,
		2003	2002	2001	2000
Net asset value, beginning of period	$11.08	$11.24	$10.72	$10.17	$10.12
Investment operations:
mNet investment income	0.19	0.40	0.41	0.43	0.44
mNet realized and unrealized gain (loss) on investments	0.07	(0.16)	0.52	0.55	0.05
Total from investment operations	0.26	0.24	0.93	0.98	0.49
mLess distributions from net investment income	(0.19)	(0.40)	(0.41)	(0.43)	(0.44)?
Net asset value, end of period	$11.15	$11.08	$11.24	$10.72	$10.17
Total return (%)	2.38	2.24	8.96	9.79	5.03
Ratios and supplemental data
Net assets, end of period (in thousands)	$8,083	$7,841	$8,569	$7,943	$7,321
mRatio of expenses to average net assets (%)[1]	1.08	1.09	1.08	1.08	1.09
mRatio of net investment income to average net assets (%)[1]	3.44	3.63	3.85	4.06	4.43
mPortfolio turnover (%)	2	17	21	16	26

VIRGINIA FUND
	Period Ended March 31,	Year Ended September 30,
	2004*	2003	2002	2001	2000
Net asset value, beginning of period	$12.06	$12.16	$11.70	$11.14	$11.13
Investment operations:
mNet investment income	0.20	0.45	0.48	0.49	0.50
mNet realized and unrealized gain (loss) on investments	0.06	(0.05)	0.46	0.56	0.01
Total from investment operations	0.26	0.40	0.94	1.05	0.51
mLess distribution from:
mmnet investment income	(0.20)	(0.45)	(0.48)	(0.49)	(0.50)
mmnet capital gains	(0.14)	(0.05)	--	--	--
Total distributions	(0.34)	(0.50)	(0.48)	(0.49)	(0.50)
Net asset value, end of period	$11.98	$12.06	$12.16	$11.70	$11.14
Total return (%)	2.22	3.35	8.22	9.62	4.78
Ratios and supplemental data
Net assets, end of period (in thousands)	$28,896	$29,681	$30,080	$29,747	$28,526
mRatio of expenses to average net assets (%)[1]	1.02	1.01	1.01	1.01	1.02
mRatio of net investment income to average net assets (%)[1]	3.40	3.72	4.05	4.26	4.60
mPortfolio turnover (%)	5	31	27	38	24

NATIONAL FUND
	Period Ended March 31,	Year Ended September 30,
	2004*	2003	2002	2001	2000
Net asset value, beginning of period	$11.45	$11.53	$10.97	$10.43	$10.30
Investment operations:
mNet investment income	0.19	0.38	0.41	0.49	0.42
mNet realized and unrealized gain (loss) on investments	(0.00)	(0.08)	0.56	0.54	0.13
Total from investment operations	0.19	0.30	0.97	1.03	0.55
Less distribution from net investment income	(0.19)	(0.38)	(0.41)	(0.49)	(0.42)
Net asset value, end of period	$11.45	$11.45	$11.53	$10.97	$10.43
Total return (%)	1.65	2.72	9.08	10.03	5.53
Ratios and supplemental data
Net assets, end of period (in thousands)	$23,348	$23,489	$24,274	$24,417	$21,951
mRatio of expenses to average net assets (%)[1]	1.06	1.07	1.07	1.06	1.07
mRatio of net investment income to average net assets (%)[1]	3.26	3.37	3.70	4.48	4.15
mPortfolio turnover (%)	16	21	56	53	78

 *Unaudited

1Annualized

Notes to Financial Statements

For the period ended March 31, 2004

1. Summary of Significant Accounting Policies. Mosaic Tax-Free Trust (the "Trust") is registered with the Securities and Exchange Commission under the Investment Company Act of 1940 as an open-end, diversified investment management company. The Trust maintains four separate funds (described in the following sentences and defined as the "Funds") which invest principally in securities exempt from federal income taxes, commonly known as "municipal" securities. The Arizona, Missouri and Virginia Funds (the "State Funds") invest solely in securities exempt from both federal and state income taxes in their respective states. The National Fund invests in securities exempt from federal taxes. The National Fund and the State Funds invest in intermediate and long-term securities. Because the Trust is 100% no-load, the shares of each fund are offered and redeemed at the net asset value per share.

Securities Valuation: The State and National Funds value securities having maturities of 60 days or less at amortized cost, which approximates market value. Securities having longer maturities, for which market quotations are readily available are valued at the mean between their bid and ask prices. Securities for which market quotations are not readily available are valued at their fair value as determined in good faith under procedures approved by the Board of Trustees.

Investment Transactions: Investment transactions are recorded on a trade date basis. The cost of investments sold is determined on the identified cost basis for financial statement and federal income tax purposes.

Investment Income: Interest income is recorded on an accrual basis. Bond premium is amortized and original issue discount and market discount are accreted over the expected life of each applicable security using the effective interest method.

Distribution of Income and Gains: Net invest-ment income, determined as gross invest--ment income less total expenses, is declared as a regular dividend monthly for the State and National Funds. Dividends are distributed to share-holders or reinvested in additional shares as of the close of business at the end of each month. Capital gain distributions, if any, are declared and paid annually at year-end. Additional distributions may be made if necessary. Distributions paid during the years ended September 30, 2003 and 2002 were identical for book purposes and tax purposes.

Income Tax: No provision is made for Federal income taxes since it is the intention of the Funds to comply with the provisions of the Internal Revenue Code available to investment companies and to make the requisite distribu-tion to shareholders of taxable income which will be sufficient to relieve it from all or substantially all Federal Income Taxes. As of September 30, 2003, capital loss carryovers available to offset future capital gains for federal income tax purposes and the years they expire are as follows:
Expiration Date	Arizona Fund
September 30, 2008	$22,638
September 30, 2011	1,504

Expiration Date	Missouri Fund
September 30, 2008	$71,053

Expiration Date	National Fund
September 30, 2008	$160,551

Due to inherent differences in the recognition of income, expenses, and realized gains/losses under generally accepted accounting principles and federal income tax purposes, permanent differences between financial and tax basis reporting for the 2003 fiscal year have been identified and appropriately reclassified. In the Tax-Free Arizona Fund and Tax-Free National Fund, permanent differences relating to expired capital loss carryovers totaling $202,304 and $618,019, respectively were reclassified from accumulated undistributed net realized losses to paid in capital.

Use of Estimates: The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions. Such estimates affect the reported amounts of assets and liabilities and reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

2. Investment Advisory Fees and Other Transactions with Affiliates. The investment advisor to the Trust, Madison Mosaic, LLC, a wholly owned subsidiary of Madison Investment Advisors, Inc. ("the Advisor"), earns an advisory fee equal to 0.625% per annum of the average net assets of the State and National Funds. The fee is accrued daily and paid monthly.

3. Service Agreement Fees. Under a separate Services Agreement, the Advisor will provide or arrange for each Fund to have all other necessary operational and support services for a fee based on a percentage of average net assets. As of the date of this Report, this percentage was 0.48% for the Arizona Fund, 0.46% for the Missouri Fund, 0.39% for the Virginia Fund and 0.44% for the National Fund. The fee is accrued daily and paid monthly.

The Advisor is also responsible for the fees and expenses of Trustees who are affiliated with the Advisor and for certain promotional expenses.

4. Aggregate Cost and Unrealized Appreciation. The aggregate cost for federal income tax purposes and the net unrealized appreciation (depreciation) are stated as follows as of March 31, 2004:

	Arizona Fund	Missouri Fund	Virginia Fund	National Fund
Aggregate Cost	$5,966,818	$6,916,502	$26,512,007	$20,981,140
Gross unrealized appreciation	543,774	697,540	1,802,524	1,890,291
Gross unrealized depreciation	--)	--	(7,394)	(30,261)
Net unrealized appreciation	$543,774)	$697,540	$1,795,130	$1,860,030

5. Net Assets. At March 31, 2004, net assets included the following:
	Arizona Fund	Missouri Fund	Virginia Fund	National Fund
Paid in capital	$6,081,634	$7,448,105	$27,057,955	$21,491,617
Accumulated net realized losses	(8,655)	(62,779)	43,145	(3,377)
Net unrealized appreciation on investments	543,774	697,540	1,795,130	1,860,030
mTotal Net Assets	$6,616,753	$8,082,866	$28,896,230	$23,348,270

6. Investment Transactions. Purchases and sales of securities (excluding short-term securities) for the six-months ended March 31, 2004, were as follows:
	Purchases	Sales
Arizona Fund	$m152,900	$m392,013
Missouri Fund	149,381	153,000
Virginia Fund	1,398,858	2,382,607
National Fund	3,589,164	3,683,902

7. Capital Share Transactions. An unlimited number of capital shares, without par value, are authorized. Transactions in capital shares were as follows:

Arizona Fund	Period Ended March 31, 2004*	Year Ended Sept. 30, 2003
In Dollars
Shares sold	$ 119,601	$ 441,441
Shares issued in reinvestment of dividends	80,698	162,775
Total shares issued	200,299	604,216
Shares redeemed	(200,851)	(768,848)
Net decrease	$mm(552)	$ (164,632)

In Shares
Shares sold	10,889	40,876
Shares issued in reinvestment of dividends	7,364	14,975
Total shares issued	18,253	55,851
Shares redeemed	(18,120)	(71,281)
Net increase (decrease)	133	(15,430)

Missouri Fund	Period Ended March 31, 2004*	Year Ended Sept. 30, 2003
In Dollars
Shares sold	$ 146,916	$ 183,604
Shares issued in reinvestment of dividends	108,502	223,156
Total shares issued	255,418	406,760
Shares redeemed	(59,851)	(1,009,711)
Net increase (decrease)	$ 195,567	$ (602,951)

In Shares
Shares sold	13,091	16,654
Shares issued in reinvestment of dividends	9,772	20,316
Total shares issued	22,863	36,970
Shares redeemed	(5,339)	(92,033)
Net increase (decrease)	17,524	(55,063)

Virginia Fund	Period Ended March 31, 2004*	Year Ended Sept. 30, 2003
In Dollars
Shares sold	$ 674,757	$3,139,443
Shares issued in reinvestment of dividends	760,625	1,121,658
Total shares issued	1,435,382	4,261,101
Shares redeemed	2,023,376	(4,431,125)
Net decrease	$ (587,994)	$ (170,024)

In Shares
Shares sold	56,023	261,8642
Shares issued in reinvestment of dividends	63,523	93,984
Total shares issued	119,546	355,848
Shares redeemed	168,344	(369,794)
Net decrease	(48,798)	(13,946)

National Fund	Period Ended March 31, 2004*	Year Ended Sept. 30, 2003
In Dollars
Shares sold	$2,081,295	$4,033,258
Shares issued in reinvestment of dividends	348,232	717,333
Total shares issued	2,429,527	4,750,591
Shares redeemed	(2,576,930)	(5,356,871)
Net decrease	$ (147,403)	$ (606,280)

In Shares
Shares sold	182,022	355,713
Shares issued in reinvestment of dividends	30,472	63,288
Total shares issued	212,494	419,001
Shares redeemed	(224,442)	(472,860)
Net decrease	(11,948)	(53,859)

*Unaudited

8. Special Vote Information. On December 9, 2003, a Special Meeting of the shareholders of Mosaic Tax-Free Money Market Fund was held in Madison, Wisconsin. The shareholders were asked to approve the liquidation of the Tax-Free Money Market series of shares of the Trust in accordance with the proxy statement dated November 1, 2003. Of the 4,766,663 outstanding shares of the fund, 2,444,080 were represented in person or by proxy (51%), of which 2,191,505 (90%) voted in favor of the liquidation. The fund was liquidated on December 18, 2003.

Forward-Looking Statement Disclosure. One of our most important responsibilities as mutual fund managers is to communicate with shareholders in an open and direct manner. Some of our comments in our letters to shareholders are based on current management expectations and are considered "forward-looking statements." Actual future results, however, may prove to be different from our expectations. You can identify forward-looking statements by words such as "estimate," "may," "will," "expect," "believe," "plan" and other similar terms. We cannot promise future returns. Our opinions are a reflection of our best judgment at the time this report is compiled, and we disclaim any obligation to update or alter forward-looking statements as a result of new information, future events, or otherwise.

Proxy Voting Information. The Trust adopted policies that provide guidance and set forth parameters for the voting of proxies relating to securities held in the Fund’s portfolios. These policies are available to you upon request and free of charge by writing to Mosaic Funds, 550 Science Drive, Madison, WI 53711 or by calling toll-free at 1-800-368-3195. Beginning later this year, the Trust’s proxy voting policies may also be obtained by visiting the Securities and Exchange Commission web site at www.sec.gov. The Trust will respond to shareholder requests for copies of our policies within two business days of request by first-class mail or other means designed to ensure prompt delivery.

Change of Independent Auditors. In October 2003, the Board of Trustees decided that, effective for the fiscal year beginning October 1, 2003, for matters relating to such fiscal years, the firm of Grant Thornton, LLP shall serve as the certifying accountant for the Trust, replacing Deloitte & Touche LLP at the conclusion of its engagement certifying the financial statements for the Trust’s fiscal year ended September 30, 2003 and attendant matters related to fiscal years ended prior to September 30, 2004. For the Trust’s last two fiscal years, Deloitte & Touche LLP has not issued to the Trust an adverse opinion or a disclaimer of opinion, or qualified or modified an opinion as to uncertainty, audit scope, or accounting principles. There has been no disagreement with Deloitte & Touche LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement, if not resolved to the satisfaction of Deloitte & Touche LLP, would have caused it to make reference to the subject matter of the disagreement in connection with its report. There have been no events listed in paragraphs (a)(1)(v)(A) through (D) of 17 CFR 229.304(a)(1).

The Mosaic Family of Mutual Funds

Mosaic Equity Trust
Mosaic Investors Fund
Mosaic Balanced Fund
Mosaic Mid-Cap Fund
Mosaic Foresight Fund

Mosaic Income Trust
Mosaic Government Fund
Mosaic Intermediate Income Fund
Mosaic Institutional Bond Fund

Mosaic Tax-Free Trust
Mosaic Arizona Tax-Free Fund
Mosaic Missouri Tax-Free Fund
Mosaic Virginia Tax-Free Fund
Mosaic Tax-Free National Fund

Mosaic Government Money Market

For more complete information on any Mosaic fund, including charges and expenses, request a prospectus by calling 1-800-368-3195. Read it carefully before you invest or send money. This document does not constitute an offering by the distributor in any jurisdiction in which such offering may not be lawfully made. Mosaic Funds Distributor, LLC.

TRANSER AGENT
Mosaic Funds
c/o US Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, WI 53201-0701

TELEPHONE NUMBERS
Shareholder Service
Toll-free nationwide: 888-670-3600

Mosaic Tiles (24 hour automated information)
Toll-free nationwide: 800-336-3600

550 Science Drive
Madison, Wisconsin 53711

Mosaic Funds
www.mosaicfunds.com

SEC File Number 811-3486

Item 2. Code of Ethics.

Not applicable in semi-annual report.

Item 3. Audit Committee Financial Expert.

Not applicable in semi-annual report.

Item 4. Principal Accountant Fees and Services.

Not applicable in semi-annual report.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments

Included in report to shareholders above.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 9.  Submission of Matters to a Vote of Security Holders.

No changes.

Item 10. Controls and Procedures.

(a) The Trust’s principal executive officer and principal financial officer determined that the Trust’s disclosure controls and procedures are effective, based on their evaluation of these controls and procedures within 90 days of the date of this report. There were no significant changes in the Trust’s internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation. The officers identified no significant deficiencies or material weaknesses.

(b) There have been no changes in the registrant's internal control over financial reporting that occurred during the registrant's last fiscal half-year that has materially affectd, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 11. Exhibits.

(a)(1) Code of ethics referred to in Item 2.

(a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(b) Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

Mosaic Tax-Free Trust

By: (signature)

W. Richard Mason, Secretary

Date: May 21, 2004

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By: (signature)

Katherine L. Frank, Chief Executive Officer

Date: May 21, 2004

By:  (signature)

Greg Hoppe, Chief Financial Officer

Date: May 21, 2004